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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 24, 2001




                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)



          TEXAS                         0-8493                  74-1051605
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


       2707 NORTH LOOP WEST
          HOUSTON, TEXAS                                        77008
(Address of principal executive offices)                      (Zip code)


       Registrant's telephone number, including area code: (713) 868-7700


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Item 5.     OTHER EVENTS.

On May 24, 2001, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's 2001 First Quarter Revenue Increase.

Item 7.     EXHIBITS.

EXHIBIT 99.1 COMPANY PRESS RELEASE DATED MAY 24, 2001, TITLED STEWART & STEVENSON SERVICES REPORTS 2001 FIRST QUARTER REVENUE INCREASED 31 PERCENT.


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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                              STEWART & STEVENSON SERVICES, INC.



Date:  May 24, 2001           By: /s/ JOHN H. DOSTER
                              Name: John H. Doster
                              Title: Senior Vice President and Chief
                                     Financial officer

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EXHIBIT INDEX

Company Press Release May 24, 2001, titled Stewart & Stevenson Services Reports 2001 First Quarter Revenue Increased 31 Percent.